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                                                                      Exhibit 24


                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of MPW INDUSTRIAL SERVICES GROUP, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended June 30, 2001, hereby constitutes and appoints Monte R. Black and Richard R. Kahle, and each of them, as his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

           IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of this 27th day of September, 2002.




          /s/ Monte R. Black                                       /s/ Richard R. Kahle
--------------------------------------                ---------------------------------------------
            Monte R. Black                                           Richard R. Kahle
Chairman of the Board of Directors and                   Vice President, Chief Financial Officer,
          Officer; Director                                      Secretary and Treasurer
       Chief Executive Officer                         (Principal Financial and Accounting Officer)
    (Principal Executive Officer)

         /s/ Pete A. Klisares                                      /s/ Timothy A. Walsh
--------------------------------------                ---------------------------------------------
           Pete A. Klisares                                          Timothy A. Walsh
               Director                                                  Director

         /s/ Alfred Friedman
--------------------------------------
           Alfred Friedman
               Director


         /s/ J. Craig Wright
--------------------------------------
           J. Craig Wright
               Director